UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2008

JAZZ TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-32832	20-3320580
(Commission File Number)	(IRS Employer Identification No.)

4321 Jamboree Road

Newport Beach, California 92660

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 435-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Agreement and Plan of Merger and Reorganization

On May 19, 2008, Jazz Technologies, Inc. (the “Company”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Tower Semiconductor Ltd., an Israel company (“Tower”), and Armstrong Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Tower (“Merger Sub”).

Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Tower (the “Merger”).  At the effective time of the Merger (the “Effective Time”), each outstanding share of common stock of the Company will be converted into the right to receive 1.8 (the “Exchange Ratio”) ordinary shares of Tower.  Tower will pay cash for any fractional shares.  The Merger Agreement provides that at the Effective Time, each outstanding option of the Company and each outstanding warrant of the Company will be assumed by Tower and will become exercisable for ordinary shares of Tower.  The number of shares subject to each option and warrant and the applicable exercise prices will be adjusted based on the Exchange Ratio.  All other terms of such options and warrants will continue after the Effective Time.  The board of directors of the Company has approved the Merger Agreement and the Merger.

Prior to the Effective Time, Tower will execute a supplemental indenture providing that each holder of the Company’s 8% convertible senior notes due 2011 then outstanding will have the right to convert such notes into ordinary shares of Tower based upon the conversion rate in effect immediately prior to the Effective Time.  The Merger is intended to constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code. The obligations of the parties to consummate the Merger are subject to certain conditions in favor of both parties.  The closing of the transactions contemplated by the Merger Agreement is expected to take place in the second half of calendar 2008.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.  The Merger Agreement has been included to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about the Company or Tower.  The Merger Agreement contains representations and warranties the parties thereto made to and solely for the benefit of each other.  The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement.  Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Merger Agreement and are modified in important part by the underlying disclosure schedules.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

ITEM 8.01.   OTHER EVENTS.

On May 19, 2008, the Company and Tower issued a joint press release regarding the execution of the Merger Agreement.  The press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including statements concerning Tower’s proposed merger with Jazz.  These statements are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements. For example, statements of expected synergies, customer benefits, costs savings, financial guidance, the timing of closing, industry ranking, execution of integration plans and management and organizational structure are all forward-looking statements. The potential risks and uncertainties include, among others, the possibility that the merger does not close or that the closing may be delayed, that expected customer benefits, synergies and costs savings will not be achieved or that the companies are unable to successfully execute their integration strategies, that the companies may be required to modify the terms of the transaction to achieve regulatory approval or for other reasons, that prior to or after the closing of the merger, the businesses of the companies may suffer due to uncertainty, as well as other risks applicable to both Tower’s and Jazz’s business described in the reports filed by Tower and Jazz with the Securities and Exchange Commission (the “SEC”) and, in the case of Tower, the Israel Securities Authority.  These filings identify and address other important factors that could cause Tower’s and Jazz’s respective financial and operational results to differ materially from those contained in the forward-looking statements set forth in this document. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Tower or Jazz.  Tower and Jazz are providing this information as of the date of this Current Report on Form 8-K and neither Tower nor Jazz undertakes any obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or otherwise.

Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed merger, Tower intends to file with the SEC a Registration Statement on Form F-4 that will contain a Proxy Statement/Prospectus and related materials and Jazz expects to mail to its stockholders the final Proxy Statement/Prospectus containing information about Tower, Jazz and the proposed merger. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TOWER, JAZZ AND THE PROPOSED MERGER.  Investors and security holders will be able to obtain free copies of the Registration Statement on Form F-4, the Proxy Statement/Prospectus and other relevant materials and documents filed by Tower or Jazz with the SEC, when they become available, through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents relating to the proposed merger filed with the SEC by Tower by directing a request by mail to Tower Semiconductor Ltd, P.O. BOX 619, Migdal Haemek, Israel 23105, Attn: Investor Relations or by telephone at +972-4-6506936. Investors and security holders may obtain free copies of the documents relating to the proposed merger filed with the SEC by Jazz by directing a request by mail to Jazz Technologies, Inc., 4321 Jamboree Road, Newport Beach, California 92660, Attn: Investor Relations or by telephone at +1 415 445-3236.

Tower, Jazz and their respective executive officers and directors, under SEC rules, may be deemed to be participants in the solicitation of proxies from the stockholders of Jazz in connection with the proposed merger.  Investors and security holders may obtain information regarding the special interests of these executive officers and directors in the proposed merger by reading the Proxy Statement/Prospectus filed with the SEC when it becomes available.  Additional information regarding Tower’s executive officers and directors is included in Tower’s Form 20-F for the year ended December 31, 2006, which was filed with the SEC on June 25, 2007.  Additional information regarding the executive officers and directors of Jazz is included in Jazz’s Proxy Statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 7, 2008.  These documents are available free of charge at the SEC’s web site at www.sec.gov and are also available free of charge from Investor Relations at Tower and Jazz by contacting Tower and Jazz as described above.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization by and among Tower Semiconductor Ltd., Armstrong Acquisition Corp. and the Registrant, dated as of May 19, 2008.
99.1	Joint Press Release issued May 19, 2008.*

*Incorporated by reference from the Company’s Form 425 filed on May 20, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Jazz Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jazz Technologies, Inc.

Dated: May 19, 2008	By:	/s/ Allen R. Grogan
Allen R. Grogan
Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization by and among Tower Semiconductor Ltd., Armstrong Acquisition Corp. and the Registrant, dated as of May 19, 2008.
99.1	Joint Press Release issued May 19, 2008.*

 *Incorporated by reference from the Company’s Form 425 filed on May 20, 2008.